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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2002

McDONALD'S CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware (State of Incorporation)	1-5231 (Commission File No.)	36-2361282 (IRS Employer Identification No.)
One McDonald's Plaza Oak Brook, Illinois 60523 (630) 623-3000 (Address and Phone Number of Principal Executive Offices)

Item 5. Other Events

        On December 17, 2002, McDonald's Corporation (the "Company") issued a press release announcing the Company's fourth quarter 2002 update. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits:

  99
  Press Release dated December 17, 2002—McDonald's Fourth Quarter 2002 Update

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION
(Registrant)
Date: December 17, 2002	By:	/s/ MATTHEW H. PAULL Matthew H. Paull Corporate Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.
99	News Release of McDonald's Corporation issued December 17, 2002: McDonald's Fourth Quarter 2002 Update

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
Exhibit Index